Exhibit 99.2

Joint Filer Information

Name of Joint Filer: PEP VIII INTERNATIONAL LTD.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII INTERNATIONAL LTD.

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PROVIDENCE EQUITY GP VIII L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PROVIDENCE EQUITY GP VIII L.P.

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII (SCOTLAND) INTERNATIONAL LTD.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII (SCOTLAND) INTERNATIONAL LTD.

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.

PEP VIII (Scotland) International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PROVIDENCE EQUITY PARTNERS VIII-A L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PROVIDENCE EQUITY PARTNERS VIII-A L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P.

By: Providence Equity GP VIII (Scotland) L.P., its general partner

By: PEP VIII (Scotland) International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII INTERMEDIATE 5 L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII INTERMEDIATE 5 L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII INTERMEDIATE 6 L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII INTERMEDIATE 6 L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII ADVERTISING CO-INVESTMENT L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII ADVERTISING CO-INVESTMENT L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII GP LLC

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII GP LLC

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII-A SPV, L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII-A SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII (Scotland) SPV, L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII (SCOTLAND) SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII SPV, L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII-A AIV SPV, L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII-A AIV SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025

________________________________________

Joint Filer Information

Name of Joint Filer: PEP VIII Co-Invest SPV, L.P.

Address of Joint Filer: 50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Relationship of Joint Filer to Issuer: 10% Owner

Issuer Name and Ticker or Trading Symbol: OUTFRONT Media Inc. [OUT]

Date of Earliest Transaction Required to be Reported: September 3, 2025

Designated Filer: PEP VIII GP LLC

Signature:

PEP VIII CO-INVEST SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its sole member

By: PEP VIII International Ltd., its general partner

/s/ Sarah N. Conde

Name: Sarah N. Conde

Title: Authorized Signatory

Date: September 5, 2025